                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 16, 2004, except for Note 15, as to which the date is May 21, 2004, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-121149) and related Prospectus of Inhibitex, Inc. for the registration of 8,810,581 shares of its common stock.

                                             /s/ Ernst & Young LLP

Atlanta, Georgia
January 18, 2005